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                                                                  Exhibit 10.32

                                 April 26, 2000

Mr. Evan Guillemin
dELiA*s, Inc.
435 Hudson St.
New York, N.Y. 10014

Dear Evan:

    Allfirst Bank hereby agrees to waive provision 3(q) of the Construction Loan Agreement dated August 6, 1999, among Allfirst Bank, dELiA*s Distribution Company and dELiA*s, Inc. ("the Loan Agreement), through May 5, 2001 only, upon payment of a $5,000 covenant waiver fee. This provision requires a minimum fixed charge coverage ratio of 1.4 to 1.0. All other provisions of the loan documents remain unchanged.

    In addition, dELiA*s agrees to provide Allfirst with notice of any event of default described in section 11 (a)(viii) of the Loan Agreement with any other lender with 5 business days of such default.

    Please indicate your acceptance of the above by signing and returning to me the enclosed copy of this letter.

                                 Sincerely,

                                 /s/ Keith A. Mummert
                                 ------------------------------
                                     Senior Vice President

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                                      -2-

                                                                 April 26, 2000

    We hereby agree to and accept the above terms and conditions.

                                 DELiA*s

   4/26/00                       /s/ Evan Guillemin
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    Dated                            Evan Guillemin, President


                                 DELiA*s Distribution Company

   4/26/00                       /s/ Evan Guillemin
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    Dated                            Evan Guillemin, President